UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

China Energy Recovery, Inc.

(Name of Registrant as Specified In Its Charter)

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  ☐ Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CHINA ENEGY RECOVERY, INC.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
	DATE:	Monday, October 29, 2012
	TIME:	at 9:30 a.m.(local time)
	LOCATION:	Company’s headquarters - Building#26, No. 1388 Zhangdong Road, Zhangjiang Hi-tech Park, Shanghai, China 201203

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/CGYV and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/CGYV

If you want to receive a paper copy of the proxy materials you must request one. there is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, prior to October 8, 2012.

you may enter your voting instructions at https://www.iproxydirect.com/CGYV until 11:59 pm eastern time October 26, 2012.

The purposes of this meeting are as follows:

1.     to elect five directors.

2.     To ratify the appointment of PricewaterhouseCoopers Zhong Tian CPAs Limited Company as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

3.     To conduct any other business properly brought before the meeting.

Pursuant to new Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

Only stockholders of record at the close of business on August 31, 2012 (the “record Date”) are entitled to notice and to vote at the Meeting and any adjournment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES IN PROPOSAL 1, AND “FOR” PROPOSAL 2.

Please note – This is not a Proxy Card - you cannot vote by returning this card

CHINA ENERGY RECOVERY, INC. SHAREHOLDER SERVICES 500 Perimeter Park Drive Suite D Morrisville NC 27560	FIRST-CLASS MAIL US POSTAGE PAID CARY NC PERMIT # 869

Time Sensitive shareholder information enclosed

IMPORTANT SHAREHOLDER INFORMATION

your vote is important